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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT 0F 1934

          DATE OF REPORT (DATE OF EVENT): JULY 6, 2007 (JUNE 29, 2007)

                        COMMISSION FILE NUMBER 333-135107

                               LOTUS BANCORP, INC
             (Exact name of registrant as specified in its charter)

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
            MICHIGAN                                              20-2377468
(State or other jurisdiction of                                 (IRS Employer
 incorporation or organization)                              Identification No.)

                    45650 GRAND RIVER AVENUE, NOVI, MI 48374
          (Address of principal executive offices, including zip code)

                                 (248) 735-1000
              (Registrant's telephone number, including area code)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Effective June 29, 2007, Lotus Bancorp, Inc. ("Lotus") dismissed its independent registered public accounting firm, UHY LLP ("UHY"). UHY's report on Lotus's consolidated financial statements as of and for the years ended December
31, 2006 and 2005 contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the Audit
Committee of the Board of Directors.

     In connection with the audits of each of the years in the two year period ended December 31, 2006, and the subsequent interim period to the date hereof, there were (i) no disagreements between Lotus and UHY on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of UHY, would have caused UHY to make reference to the subject matter of the disagreements in connection with its reports. Lotus has provided UHY with a copy of this disclosure and has requested that UHY furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not UHY agrees with the above statements. A copy of such letter dated July 6, 2007 from UHY is filed as Exhibit 16.1 to this Form 8-K.

     Effective June 29, 2007, Lotus engaged Plante & Moran, PLLC ("Plante &
Moran") as its new independent registered public accounting firm. During the last two fiscal years and the subsequent interim period to the date hereof, Lotus did not consult with Plante & Moran regarding (1) the application of accounting principles to any transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on Lotus's financial statements; or
(3) any matter that was the subject of a disagreement (as defined in Item
304(a)(1)(iv) of Regulation S-B).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits:

          Exhibit 16.1 Letter of UHY LLP to the Securities and Exchange
                       Commission dated July 6, 2007


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LOTUS BANCORP, INC.


Date: July 6, 2007                      By: /s/ Satish B. Jasti
                                            ------------------------------------
                                            Satish B. Jasti, President & CEO


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                                  EXHIBIT INDEX

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
Exhibit No.                               Description
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
Exhibit 16.1   Letter of UHY LLP to the Securities and Exchange Commission
               dated July 6, 2007


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